Exhibit 31.1

CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT RULES 13a-14(a) and 15d-14(a) AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Christopher Hayes, certify that:
1.    I have reviewed this annual report on Form 10-K/A (Amendment No. 2) of Spruce Power Holding Corporation; and
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 23, 2026	/s/ Christoper Hayes
Christopher Hayes Chief Executive Officer (Principal Executive Officer)

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